UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2015

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the term “the Company” refers to TravelCenters of America LLC.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 28, 2015. The voting results of that meeting are noted below.

The Company’s shareholders elected Ms. Barbara D. Gilmore as the Independent Director in Group II of the Board of Directors for a three year term of office until the Company’s 2018 annual meeting of shareholders or to serve until her successor may be elected and qualified.  Ms. Gilmore received the following votes:

For	Withhold	Broker Non-Votes
27,931,587	438,721	6,035,753

The Company’s shareholders elected Mr. Thomas M. O’Brien as the Managing Director in Group II of the Board of Directors for a three year term of office until the Company’s 2018 annual meeting of shareholders or to serve until his successor may be elected and qualified.  Mr. O’Brien received the following votes:

For	Withhold	Broker Non-Votes
27,936,055	434,253	6,035,753

The Company’s shareholders did not approve the adoption of the TravelCenters of America LLC 2015 Equity Compensation Plan, or the 2015 Equity Compensation Plan.  The 2015 Equity Compensation Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
11,161,004	17,093,125	116,179	6,035,753

The Company’s shareholders approved a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Company’s 2015 annual meeting of shareholders.  The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
24,590,706	3,649,727	129,875	6,035,753

The Company’s shareholders ratified the appointment of McGladrey LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
34,204,773	104,903	96,385	N/A

The results reported above are final voting results.

Item 8.01         Other Events.

Governance Changes

At a meeting on May 28, 2015, the Board of Directors appointed Mr. Joseph L. Morea as the Chair of its Audit Committee and designated him as the Company’s audit committee financial expert as that term is defined under the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

Director Compensation

On May 28, 2015, the Company updated its Director compensation arrangements.  A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on May 28, 2015, the Company granted each of the Company’s Directors 9,000 common shares, no par value, of the Company, or the Common Shares, valued at $15.83 per share, the closing price of the Common Shares on the New York Stock Exchange on that day.

Item 9.01         Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Summary of Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date:  May 29, 2015